UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2018

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Brad Martin was appointed as Executive Vice President, Operations of ATN International, Inc. (the “Company”), effective April 30, 2018. The Company publicly announced Mr. Martin’s appointment on April 19, 2018 on its website at ir.atni.com.

Mr. Martin, 42, previously served as Chief Operating Officer for Senet Inc, a leading “low power wide area” network (LPWAN) operator and global service provider.  From 2013 through 2015, Mr. Martin served as Sr. Vice President and Chief Quality Officer with Extreme Networks, a global leader in software-driven networking solutions for Enterprise and Service Provider customers. From 2008 to 2013, Mr. Martin served as Vice President of Engineering Operations and Quality with Siemens Enterprise Communications and Enterasys Networks, delivering voice and data networking hardware and software solutions to global enterprises. Mr. Martin holds a Bachelor of Science, Mechanical Engineering from the University of Maine, is a published author and featured industry speaker.

Mr. Martin will receive an annual base salary of $325,000 and initial grant of 7,500 restricted stock units on his start date, vesting 50% on the second anniversary of grant date and the balance in equal annual installments thereafter.  In addition, Mr. Martin will be eligible to receive an annual cash performance bonus targeted at 60% of his base salary and equity compensation, with the actual amount of such bonus and equity, if any, to be determined by the Compensation Committee of the Board of Directors.  Mr. Martin is also eligible to participate in the Company’ s medical, dental, 401(k) and other standard benefit plans generally available to Company employees.

Effective April 13, 2018, Mr. Barry C. Fougere departed from his position as Executive Vice President, Business Operations and the Company would like to thank him for his many contributions in that role and wish him the best in his future endeavors.

*              *              *

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter by and between ATN International, Inc. and Brad Martin, dated April 4, 2018.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Offer Letter by and between ATN International, Inc. and Brad Martin, dated April 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: April 19, 2018